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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2004 (APRIL 30, 2004)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MICHIGAN                                          38-2626206
(STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
   OF INCORPORATION)                                 IDENTIFICATION NUMBER)

                                     1-14094
                                (COMMISSION FILE
                                     NUMBER)


26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                  48034
(ADDRESS OF PRINCIPAL                               (ZIP CODE)
EXECUTIVE OFFICES)



                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5.   OTHER EVENTS

On April 30, 2004, Meadowbrook Insurance Group, Inc. issued a press release announcing that the Company had raised $13.0 million as part of a pooled transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99.1     Press Release, dated April 30, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004                    MEADOWBROOK INSURANCE GROUP, INC.
                                      (REGISTRANT)


                                      By:      /s/ Karen M. Spaun
                                      -----------------------------------------
                                      Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.           DOCUMENT DESCRIPTION
-----------           --------------------

   99.1               Press Release, dated April 30, 2004.